Exhibit 99.1

Summer 2021 NASDAQ: FVCB

Forward - Looking Statements; Non - GAAP Information This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or the results of operations and policies of FVCBankcorp , Inc . (“FVCB”) and regarding general economic conditions . These forward - looking statements include, but are not limited to, statements about ( i ) FVCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties . Factors that could cause results and outcomes to differ materially include, among others : the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger of FVCB with and into Blue Ridge Bankshares , Inc . (“BRBS”) may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BRBS and FVCB do business ; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between FVCB and BRBS ; the failure to obtain necessary regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) ; the failure to obtain shareholder approvals or to satisfy any of the other conditions related to the proposed merger on a timely basis or at all ; the possibility that the proposed merger of FVCB with and into BRBS may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; the diversion of FVCB management’s attention from ongoing business operations and opportunities ; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed merger ; the ability to complete the transaction and integration of FVCB and BRBS successfully ; other expected growth opportunities ; changes in FVCB’s operating or expansion strategy ; availability of and costs associated with obtaining timely sources of liquidity ; the ability to maintain credit quality ; possible adverse rulings, judgments, settlements and other outcomes of pending litigation ; the ability of FVCB to collect amounts due under loan agreements ; changes in consumer preferences ; effectiveness of FVCB’s interest rate risk management strategies ; laws and regulations affecting financial institutions in general or relating to taxes ; the effect of pending or future legislation ; changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices ; customer disintermediation ; the introduction, withdrawal, success and timing of business initiatives ; competitive conditions and other risk factors described in FVCB’s filings with the SEC . For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in FVCB’s Annual Report on Form 10 - K for the year ended December 31 , 2020 and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2021 and June 30 , 2021 . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on such forward - looking statements . Past results are not necessarily indicative of future performance . FVCB assumes no obligation to revise, update, or clarify forward - looking statements to reflect events or conditions after the date of this release . Use of Non - GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) . These non - GAAP financial measures include pre - tax pre - provision return on average assets, pre - tax pre - provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio . The non - GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies . These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations . FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition . Reconciliations of the non - GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation . 2

Important Information about the Merger and Where to Find It To be provided by Troutman 3 This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of FVCB or BRBS or a solicitation of any vote or approval . In connection with the proposed merger of FVCB with and into BRBS (the “Merger”), BRBS intends to file with the SEC a registration statement on Form S - 4 , which will include a joint proxy statement/ prospectus to be mailed to shareholders of both FVCB and BRBS . SECURITY HOLDERS OF FVCB AND BRBS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FVCB, BRBS AND THE MERGER . Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by BRBS or FVCB on the SEC’s website at http : //www . sec . gov . Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K . Plum, Blue Ridge Bankshares , Inc . , 17 West Main Street, Luray, Virginia 22835 , or by telephone at (540) 743 - 6521 , or from David W . Pijor, FVCBankcorp , Inc . , 11325 Random Hills Road, Fairfax, Virginia 22030 or by telephone at (703) 436 - 3800 . FVCB, BRBS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FVCB and BRBS in connection with the Merger . Information about the directors and executive officers of FVCB and their ownership of FVCB’s common stock is set forth in FVCB’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 8 , 2021 . Information about the directors and executive officers of BRBS and their ownership of BRBS’s common stock is set forth in BRBS’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 30 , 2021 . Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the Merger when it becomes available . You may obtain free copies of each document as described in the preceding paragraph .

4 FVCB Company Snapshot 2 1 3 5 4 8 6 7 9 LPO Address City , State Total Deposits ($000) 5-Year CAGR (%) 1 11325 Random Hills Rd Fairfax, VA 781,012 22.84 2 7900 Sudley Rd Manassas, VA 382,109 20.39 3 11260 Roger Bacon Dr Reston, VA 209,981 10.11 4 2500 Wilson Blvd Arlington, VA 135,159 11.68 5 6975 Springfield Blvd Springfield, VA 63,017 10.90 6 224 Albemarle St Baltimore, MD 27,853 12.86 7 6929 Arlington Rd Bethesda, MD 14,647 4.15 8 1600 E Gude Dr Rockville, MD 33,936 (9.81) 9 1301 9th St NW Washington, DC 38,779 (8.89) (1) Financial data as of or annualized for the three months ended June 30, 2021, unless otherwise noted (2) Nonperforming assets defined as nonaccruals, loans past - due 90 days or more, and other real estate owned Dollar values in thousands, except per share data Financial Highlights ¹ Total Assets $1,975,251 Gross Loans $1,479,244 Total Deposits $1,680,209 Tangible Common Equity $192,488 TCE / TA 9.74% MRQ Pre-tax pre-provision ROAA 1.36% MRQ Pre-tax pre-provision ROAE 13.39% MRQ Net Interest Margin 3.07% MRQ Efficiency Ratio 55.33% NPAs 2 / Assets 0.40% Capitalization Detail ¹ Common Shares Outstanding (actual) 13,647,600 Options Outstanding 1,591,012 Average Weighted Strike Price of Options $8.29 Restricted Stock Units ( Exluded from share count ) 187,396 Basic Tangible Book Value per Share $14.10 MRQ EPS Annualized $1.44

An Attractive Investment Opportunity in the DC and Baltimore MSAs 5 • Sixth largest MSA with favorable demographics, economic trends and business investments • Recent consolidation in local markets has created growth opportunities for remaining firms • Organic CAGRs in excess of 15 % for assets, loans, deposits and pre - tax income since 2016 • Pre - tax pre - provision ROAA and ROAE of 1.36% and 13.39%, respectively, for the most recent quarter • Commercial focused lending portfolio with small average loan balances that further mitigates risk • Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality • Strategy of full service relationship banking helps support FVCB’s margin • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers • Hands on management team with intimate knowledge of clients, credits, markets and employees • Proven track record of growth at varying institutions within the DC MSA Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team

Well Positioned In One of the Most Attractive Markets in the U.S. 6 Top 10 MSAs By Population Vibrant Economy • Washington D . C . and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively • Over 3 . 3 million private sector employees and nearly 1 million public sector employees in the Washington D . C . and Baltimore MSAs • Virginia was ranked the 1 st best state for business in 2021 by CNBC • Both states have large workforce populations spanning several generational demographic cohorts • 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs • Numerous Government Contracting entities support government functions • With over 30 banks acquired in these markets over the past five years, there are limited investment opportunities to invest in community banks in this market Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report Market Name Population 2025 Proj. Population CAGR (%) Median Household Income 2025 Proj. Income CAGR (%) 5 Yr. Historical Deposit CAGR (%) New York-Newark-Jersey City 19,326,240 0.15 82,805 2.39 2.7 Los Angeles-Long Beach-Anaheim 13,384,797 0.50 76,225 2.58 6.8 Chicago-Naperville-Elgin 9,479,301 0.02 74,285 2.21 2.5 Dallas-Fort Worth-Arlington 7,660,453 1.44 73,009 2.01 7.6 Houston-The Woodlands-Sugar Land 7,170,379 1.46 67,790 0.55 -0.7 Washington-Arlington-Alexandria 6,346,402 0.92 107,029 1.74 5.9 Miami-Fort Lauderdale-Pompano Beach 6,324,937 1.24 60,197 2.20 4.8 Philadelphia-Camden-Wilmington 6,116,324 0.25 74,223 2.15 -2.1 Atlanta-Sandy Springs-Alpharetta 6,073,585 1.20 71,946 2.49 6.4 Phoenix-Mesa-Chandler, AZ 4,991,128 1.39 67,981 2.38 8.9

Colombo contribution 7 Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 18.8% CAGR: 15.6% CAGR: 18.7% Organic YOY Growth Rate Organic YOY Growth Rate (1) Organic YOY Growth Rate Organic Growth Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage 23.3% 15 .8% 9.5% 24 .6% 18.5% 10.9% 23.1% 15 .8% 11.8% 14.2% 3.3% 5.0% 23.8% 19 .6% 10.3% 10.8% 19.1% 10.6% $776 $928 $1,024 $1,286 $1,532 $1,680 $138 2016 2017 2018 2019 2020 2021Q2 $768 $889 $994 $1,271 $1,313 $1,375 $143 $153 $99 2016 2017 2018 2019 2020 2021Q2 $909 $1,053 $1,153 $1,537 $1,821 $1,975 $199 2016 2017 2018 2019 2020 2021Q2 (1) Organic year - over - year loan growth excludes PPP loan originations.

(1) Excludes one - time transaction costs of $3.3 million for 2018 and $0.13 million for 2019 and branch closure costs in 2020 of $0.68 million. (2) Represents YTD 2021 pre - tax pre - provision income 8 Pre - Tax Pre - Provision Income ($M) Efficiency Ratio (%) Net Interest Margin (%) Drivers of Earnings Growth : • Continued leverage and upside on Colombo franchise • Continued growth in legacy D . C . and Virginia markets • Deposit cost decreases across customer base to reflect rate environment Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream $12.0 $15.7 $18.4 $21.9 $25.3 $13.6 2016 2017 2018 ¹ 2019 2020 YTD 2021

9 Positioning For Future Growth • 19 loan officers with deep connections to the markets; average experience of over 20 years • Focused effort on commercial, real estate and small business, including government contracting. • Expanded focus on government contracting provides large source of growth potential • Small average loan balance helps mitigate risk ‒ C&I average loan size: $249,000 ‒ CRE average loan size: $1.07 million Disciplined, Low - Risk Commercial Balance Sheet Well Diversified Commercial Portfolio ($000s) % of Total Loans LTV (Maximum Bank DSC (Minimum CRE Type Balance(excl. PPP Loans) Guidelines) Bank Guidelines) Multi-family $92,505 6.74% 7% 1.2 Retail $168,502 12.28% 12% 1.2 Office $97,792 7.13% 7% 1.2 Hotel $50,188 3.66% 4% 1.3 Construction $165,172 12.04% 12% - AD&C $2,299 0.17% 0% - Land $40,260 2.93% 60% - Industrial $109,270 7.96% 75% 1.2 Mixed Use $81,890 5.97% 75% 1.2 Special Use $19,332 1.41% 65% 1.05 - 1.30 Other $19,848 1.45% 65%-80% 1.2 -1.3 Total Non Owner Occupied $847,058 C&I Portfolio ($000s) Balance % of Portfolio Yield Commercial and Industrial $234,097 15.9% 4.64 % Owner Occupied CRE $194,492 13.2% 4.50 % Total C&I $428,589 29.1% 4.58 % Commercial Real Estate Portfolio Balance % of Portfolio Yield Nonowner Occupied CRE $541,030 36.7% 4.25 % Multifamily $98,296 6.7% 3.96 % Construction & Development $207,732 14.1% 4.29 % Total CRE $847,058 57.5% 4.23 % Other Loans Balance % of Portfolio Yield Residential 1-4 $60,100 4.1% 3.90 % Residential 1-4 Investment Property $71,834 4.9% 4.28 % Home Equity Lines $51,199 3.5% 3.83 % Other Loans $15,498 1.1% 6.00 % Total Loans $1,474,278 4.61%

10 Net Charge - Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well - Reserved Loan Portfolio (1) Nonperforming assets defined as nonaccruals, loans past - due 90 days or more, and other real estate owned ($000s) Nonperforming Loans (NPLs) OREO Disciplined, Low - Risk Commercial Balance Sheet Proven History of Strong Credit Metrics ($000s) ALLL Balance at 12/31/2020 $14,958 Net Charge-Offs (599) Provision for Loan Losses $0 ALLL Balance at 06/30/2021 $14,359 Remaining Fair Value Discount $1,444 Total Effective Reserve $15,803 Loans, Net of Fees (excluding PPP Loans) at 06/30/2021 $1,374,823 ALLL Coverage 1.04% Remaining Mark Coverage 0.11% Effective Reserve Coverage 1.15% $0.2 $0.8 $3.2 $10.7 $5.6 $4.1 $4.2 $3.9 $3.9 $3.9 2016 2017 2018 2019 2020 6/30/2021

Strong Core Deposit Base • Full service relationships continue to drive core deposit growth ‒ Approximately $964.6 million in loans, or 80% of the commercial loan portfolio, retain a deposit relationship with the bank • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment ‒ $1.32 billion in commercial deposits, across 7,266 accounts, with an average rate of 0.22% ‒ Treasury management tools and high - touch service allows FVCB to compete for larger clients • $101.7 million in public funds at an average rate of 0.29% 11 Deposit Portfolio Composition As of 06/30/2016 As of 6/30/2021 06/30/16 Cost of Deposits: 0.76 % Deposit Composition By Delivery Channel MRQ Cost of Deposits: 0.45% ($000s) Commercial Retail Public Wholesale Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost DDA $ 473,751 – $ 26,905 – – – – – Now / Transactions $ 598,281 0.21% $ 12,442 0.13% $ 100 0.35% – – Savings / MMDA $ 154,596 0.42% $ 91,855 0.31% $ 43,851 0.43% – – Time Deposits $ 94,604 1.03% $ 91,112 1.01% $ 57,713 0.18% $ 35,000 0.05 % Total $ 1,321,232 0.22% $ 222,314 0.55% $ 101,664 0.29% $ 35,000 0.05 % Total Deposits $ 1,680,209 0.45%

Experienced Leadership Team Management Team With Strong Ties to The Market… 12 FVCB’s executive m ana g e me n t t eam c onsi s t s o f seven o ffice r s with o v e r 185 y e a r s o f c o mbined e xperienc e in the W a shin gt on, D. C . m e t r o poli t an a r ea • D a v i d P ij or w a s the f o u n d i ng Ch a irm an o f the B o a r d o f James M on r o e Bancorp , which o pen e d in J une 1998 in Arli n g t on, V A, a n d w a s in s t rume n t al i n the g r o wth a n d s t r a t e g i c di r ection o f the b ank u n ti l it s s ale t o Me r c a n til e Ban k sha r e s C orp o r a tion i n 200 6 f or $143. 8 m illion Name Current Position Prior Community Bank Experience Years Years at FVCB Experience David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 22 14 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 34 14 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 40 14 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 27 10 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 21 9 Sharon L. Jackson EVP and Chief Deposit Officer, Company and Bank MainStreet Bank 35 5 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 24 4

13 David Pijor Chairman & CEO • Served as Chairman of the Board and CEO of FVCB since its organization • Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares L. Burwell Gunn Jr. Vice Chairman • Served as Vice Chairman of the Board since 2015 • Served as President and COO of FVCB from 2008 to 2013 • Served as CEO and President of Cardinal Bank from 1997 to 1999 • Served as Director of the Board since 2018 • Previous Chairman, President and Principal Owner of Colombo Bank for 16 years until its sale to FVCB in 2018 Bio Bio Patricia Ferrick President & Director Scott Laughlin Director Tom Patterson Director Devin Satz Director Larry Schwartz Director Morty Bender Director Sidney Simmonds Director Daniel Testa Director Phillip Wills Director Steven Wiltse Director • Manages various Wills family real estate development firms • Co - founded Church Investments and Consolidated Green Services • President of Simmonds & Klima , Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia • Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International • Partner and Co - founder of Argy , Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp • Serves as President of the Bank and Company • CFO and EVP from FVCB’s inception until June of 2017 • Former auditor at KPMG • Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999 • Co - owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital • Former Attorney with Linowes and Blocher , LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non - profit • Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp Experienced Leadership Team … Governed and Supported By An Exceptional Board Meena Krishnan Director • Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures , LLC and SciMetrika , LLC, a subsidiary of Inoventures , LLC

Merger - of - Equals Transaction with Blue Ridge Bankshares , Inc. 1) Pro forma market capitalization is based on BRBS share price of $18.03 as of July 13, 2021 and 34,691,823 pro forma shares ou tst anding Note: Branch footprint excludes BRBS loan production offices Attractive Returns ~16% ‘22 ROATCE Operating Leverage ~56% Efficiency Ratio Enhanced Liquidity ~$625M Market Cap¹ Significant Scale ~$5B Assets at Close 4.21 4.05 3.80 3.73 3.61 2.14 1.43 2.91 Greensboro (NC) Washington DC Charlottes- ville (VA) Richmond (VA) Harrisonburg (VA) Virginia Beach (VA) Baltimore (MD) National Average Projected 2021 - 2026 Population Growth (%) in Key MSAs 109.2 87.3 79.1 73.3 70.4 60.8 53.8 67.8 Washington DC Baltimore (MD) Charlottes- ville (VA) Richmond (VA) Virginia Beach (VA) Harrisonburg (VA) Greensboro (NC) National Average Median Household Income ($K) in Key MSAs BRBS Headquarters BRBS Branches (33) FVCB Headquarters FVCB Branches (10) WEST VIRGINIA PENNSYLVANIA MARYLAND VIRGINIA NORTH CAROLINA Baltimore Rockville Fairfax Fredericksburg Harrisonburg Charlottesville Richmond Virginia Beach Greensboro Charlotte County Lancaster County Washington , DC Martinsville Stuart Creating A Premier Financial Institution in Attractive Growth Markets 14

Transformational Partnership Driving Top - Tier Performance Capitalizing on Scarcity Value and Creating Operating Leverage in Our Core Markets Strategically Compelling Enhanced scale to drive increased growth and profitability Strong, affluent, growing markets of operation Enhanced revenue streams with increased sources of fee income Powerful operating leverage Creation of a stronger franchise with greater scarcity value Low - cost deposit base (0.41% cost of deposits) with ~30% non - interest bearing accounts Additional scale and expertise to support FinTech efforts Financially Attractive 16%+ 2022 and 2023 EPS accretion to BRBS shareholders (assuming illustrative phase - in of cost savings at 100%) 12%+ 2022 and 2023 EPS accretion to FVCB shareholders (assuming illustrative phase - in of cost savings at 100%) ~5.7% TBVPS dilution with an earnback of ~2.1 years Strong accretion to profitability metrics and meaningful capital generation Low - Risk Transaction Substantial due diligence completed by both parties Experienced management teams with significant integration experience Embedded purchase accounting marks provide additional capital support 15

Consideration & Transaction Pricing 100% stock consideration Fixed exchange ratio of 1.1492 BRBS shares for each FVCB share outstanding Assumes FVCB options are rolled over into BRBS options Aggregate consideration of ~$306.6M BRBS will be both the legal and accounting acquirer Pro Forma Ownership Approximately 52.5% BRBS / 47.5% FVCB on a fully diluted basis Leadership David W. Pijor: Executive Chairman (FVCB) Brian K. Plum: Chief Executive Officer (BRBS) Patricia A. Ferrick: President; President and Bank CEO (FVCB) Jennifer L. Deacon: Chief Financial Officer (FVCB) Combining best talent from both companies Board of Directors Equal Board split: 8 members from BRBS and 8 members from FVCB for a total of 16 directors Chairman of the Board: David W. Pijor (Current FVCB Chairman & CEO) Lead Independent Director: to be selected from BRBS Board Brian K. Plum and Patricia A. Ferrick to be named Directors Headquarters Holding Company Headquarters: Fairfax, VA Timing and Required Approvals Approval of BRBS and FVCB shareholders Customary regulatory approvals Anticipated closing in the fourth quarter of 2021 or early first quarter 2022 Summary of Key Transaction Terms 16

Key Merger Model Assumptions 2022 Earnings Assumptions ▪ BRBS internal targeted EPS of $1.75 in 2022, or ~$32.9M in aggregate ▪ FVCB internal targeted EPS of $1.95 in 2022, or ~$28.3M in aggregate Estimated One - Time Merger Costs ▪ $25 million (pre - tax) Estimated Cost Savings ▪ 15% of combined non - interest expense, excluding mortgage banking related expenses ▪ ~$11M in 2022 (75% phase - in) and ~$16M in 2023 (100% phase - in) Purchase Accounting and Other Adjustments ▪ Gross credit mark equal to 1.50% of FVCB’s gross loans excluding PPP loans at closing, or ~$23.6 million ▪ Assumes projected provision reserve coverage of 1.00% on net - FVCB loan growth ▪ Core deposit intangible of ~$6.6 million, or 0.50% of non - time deposits; amortized 10 years using the Double Declining Balance methodology ▪ Assumes 0.50% pre - tax cost of cash and 21% tax rate on pro forma adjustments ▪ Assumes transaction closing of December 31, 2021 17

Diverse Pro Forma Revenue Profile with Strong Momentum 1) Revenue is annualized using combined 1Q’21 operating revenue of $50.7 million Source: BRBS and FVCB filings Net Interest Income 67% Mortgage 25% Fee Income 8% $ 202.6 M 2021 Annualized¹ Commercially Focused Strategic Partnerships and Flexible Operating Model Mortgage Banking Provides Interest Rate Hedge Mortgage FinTech SBA Payments BRBS FVCB Pro Forma Unique Business Lines Commercial Consumer Retail Specialty Lines Govt. Contracting Wealth Insurance Benefits 18

Compelling Financial Impact For All Shareholders 1) Assumes fully phased - in cost savings in FY2022 2) Annualized based on July 2021 quarterly dividend, declared at $0.12 per share of BRBS common stock Note: Metrics based on preliminary merger analysis Dominant Pro Forma Virginia Franchise ~$5B Assets ~$73M Net Income 1 ~$625M Market Cap Attractive Returns to BRBS 16%+ 2022 And 2023 EPS Accretion¹ ~5.7% TBV Dilution ~2.1 Year Earnback Significant Upside to FVCB ~20% FVCB ’22 EPS Accretion¹ $0.55 Dividend Per Share² Strong Capital Position > 11 % CET1 Ratio > 14 % Total Capital Ratio 19

Appendix: Additional Materials 20

Appendix: Non - GAAP Financial Measures 21 For the Three Months Ended June 30, For the Six Months Ended June 30, 2016 2017 2018 2019 2020 2021 2021 Net Income Net income (GAAP) 6,932$ 7,690$ 10,869$ 15,828$ 15,501$ 5,165$ 10,734$ Add: Provision for loan losses 1,471 1,200 1,920 1,720 5,016 - - Add: Merger-related expenses - - 3,339 133 - - - Add: Impairment loss related to branch closures - - - - 676 - - Add: Income tax expense 3,571 6,846 2,238 4,184 4,156 1,478 2,861 Pre-tax Pre-provision income (non-GAAP) 11,974$ 15,736$ 18,366$ 21,865$ 25,349$ 6,643$ 13,595$ Earnings per share (EPS) Weighted average common shares outstanding, diluted 10,922 11,545 12,822 14,825 14,134 14,517 14,527 EPS - diluted (GAAP) 0.63$ 0.67$ 0.85$ 1.07$ 1.10$ 0.36$ 0.74$ Pre-tax pre-provision EPS -diluted (non-GAAP) 1.10$ 1.36$ 1.43$ 1.47$ 1.79$ 0.46$ 0.94$ Return on average assets (ROAA) Average assets 790,432$ 955,892$ 1,159,249$ 1,449,769$ 1,708,862$ 1,947,983$ 1,907,455$ ROAA (GAAP) 0.88% 0.80% 0.94% 1.09% 0.91% 1.06% 1.13% Pre-tax pre-provision ROAA (non-GAAP) 1.51% 1.65% 1.58% 1.51% 1.48% 1.36% 1.43% Return on average equity (ROAE) Average equity 77,829$ 89,056$ 116,992$ 169,814$ 182,818$ 198,466$ 195,835$ ROAE (GAAP) 8.91% 8.63% 9.29% 9.32% 8.48% 10.41% 10.96% Pre-tax pre-provision ROAE (non-GAAP) 15.39% 17.67% 15.70% 12.88% 13.87% 13.39% 13.88% For the Years Ended December 31, Pre-Tax Pre-Provision Income & Other Financial Metrics (Dollars and shares in thousands, except per share data)

Appendix: Non - GAAP Financial Measures 22 For the Three Months Ended June 30, For the Six Months Ended June 30, 2016 2017 2018 2019 2020 2021 2021 Noninterest expense (GAAP) 16,446$ 19,346$ 26,448$ 28,877$ 30,838$ 8,228$ 16,110$ Less: Merger-related expenses - - 3,339 133 - - - Less: Impairment loss related to branch closures - - - - 676 - - Adjusted operating noninterest expense (non-GAAP) 16,446$ 19,346$ 23,109$ 28,744$ 30,162$ 8,228$ 16,110$ Net interest income (GAAP) 27,200$ 32,107$ 39,814$ 48,063$ 52,620$ 14,186$ 28,229$ Noninterest income (GAAP) 1,220 2,975 1,661 2,546 2,891 685 1,476 Efficiency ratio (GAAP) 57.87% 55.15% 63.77% 57.06% 55.55% 55.33% 54.23% Adjusted operating efficiency ratio (non-GAAP) 57.87% 55.15% 55.72% 56.80% 54.34% 55.33% 54.23% For the Years Ended December 31, Adjusted Operating Efficiency Ratio (Dollars in thousands) 2016 2017 2018 2019 2020 2020 2021 Tangible common equity (TCE) Shareholders' equity (GAAP) 79,811$ 98,283$ 158,336$ 179,078$ 189,500$ 180,652$ 200,687$ Less: Intangible assets 119 99 8,443 8,689 8,357 8,525 8,199 TCE (non-GAAP) 79,692$ 98,184$ 149,893$ 170,389$ 181,143$ 172,127$ 192,488$ Book value per share (GAAP) 7.84$ 9.04$ 11.55$ 12.88$ 14.03$ 13.42$ 14.70$ Tangible book value per share (non-GAAP) 7.83$ 9.03$ 10.93$ 12.26$ 13.41$ 12.79$ 14.10$ For the Years Ended December 31, For the Period Ended June 30, Tangible Common Equity & Tangible Book Value (Dollars in thousands, except per share data)

Financial Highlights 23 (1) Performance ratios presented are calculated using annualized GAAP net income. (2) Nonperforming assets defined as nonaccruals, loans past - due 90 days or more, and other real estate owned (3) Nonperforming loans defined as nonaccruals and 90+ days past due Financial Data as of 06/30/21 Dollars in Millions, Except Per Share Amounts 2017 2018 2019 2019 2020 YTD 2021 Total Assets $1,053 $1,153 $1,352 $1,537 $1,821 $1,975 Total Loans, Net of Fees $889 $994 $1,137 $1,271 $1,466 $1,474 Total Deposits $928 $1,024 $1,162 $1,286 $1,532 $1,680 Total Equity $98 $158 $179 $179 $190 $201 Net Interest Income $32.1 $39.8 $48.1 $48.1 $52.6 $28.2 Non Interest Income $3.0 $3.0 $1.7 $2.5 $2.9 $1.5 Non Interest Expense $19.3 $19.3 $26.4 $28.9 $30.8 $16.1 Net Income $7.7 $10.9 $15.8 $15.8 $15.5 $10.7 Earnings Per Share $0.67 $0.85 $1.07 $1.07 $1.10 $0.74 ROAA 1 0.80% 0.94% 1.09% 1.09% 1.11% 1.06% ROAE 1 8.63% 9.29% 9.32% 9.32% 10.68% 10.41% Efficiency Ratio 57.2% 55.7% 57.1% 57.1% 53.1% 55.3% Net Interest Margin 3.43% 3.51% 3.48% 3.48% 3.28% 3.15% NPAs 2 / Assets 0.44% 0.57% 0.95% 0.95% 0.52% 0.40% Reserves / Loans 0.87% 0.81% 0.81% 0.81% 1.02% 0.97% NPLs 3 / Assets 0.07% 0.57% 0.24% 0.70% 0.31% 0.21% NCO Ratio (0.01%) 0.05% 0.05% 0.05% 0.02% 0.08% Tier 1 Leverage Ratio 11.89% 11.79% 12.41% 12.15% 11.65% 11.48% Income Statement Performance Asset Quality Bank Level Capital Ratios Balance Sheet

LOAN 5 - YEAR HISTORY 24 For the Period Ended 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 6/30/2021 ($000s) C&I Portfolio Commercial & Industrial $ 99,314 $ 83,262 $ 121,864 $ 96,995 $ 265,866 $ 234,097 Owner Occupied CRE 104,881 120,965 157,486 205,892 182,851 194,492 Total C&I $ 204,195 $ 204,227 $ 279,350 $ 302,887 $ 448,717 $ 428,589 Commercial Real Estate Portfolio Nonowner Occupied CRE $ 267,740 $ 296,166 $ 385,778 $ 481,835 $ 532,956 $ 541,030 Multifamily 41,603 56,023 70,108 65,922 74,525 98,296 Construction & Development 74,543 122,729 153,046 214,827 221,469 207,732 Total CRE $ 383,886 $ 474,918 $ 608,932 $ 762,584 $ 828,950 $ 847,058 Other Loans Home Equity Lines $ 75,846 $ 82,819 $ 80,096 $ 69,530 $ 64,478 $ 51,199 Residential 1-4 80,704 86,253 130,482 114,932 104,470 131,934 Other Loans 23,472 40,460 37,883 31,791 19,468 15,498 Total Other $ 180,022 $ 209,532 $ 248,461 $ 216,253 $ 188,416 $ 198,631 Total Loans $ 768,103 $ 888,677 $ 1,136,743 $ 1,281,724 $ 1,466,083 $ 1,474,278

FVCB Business St r a t egy 25 FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high - touch, responsive, relationship - based client service allows it to compete effectively and exceed the needs of customers Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits • Continue to bolster existing market share • Hire seasoned lenders to scalable lending structure Opportunistic Growth • Cultivate relationships with institutional investors • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets Maintain Credit Quality • Strong risk management culture • Disciplined underwriting • Constantly managing and overseeing credit quality Superior Technology • Utilize strategic suite of superior products • Continue to attract and service larger, sophisticated commercial and governmental customers Profitability • Continued growth of return on assets and return on equity • Enhance net interest income • Leverage strong infrastructure to enhance efficient growth

F V C B F r anchise History Since inc e p t ion, F V C bank has succes s ful l y e x e cu t e d a s t r at e gic pla n f ocuse d o n o r g anic g ro wth and o p p ortu ni s t ic acquisitions without comp r omisin g ass e t quality o r financial discipline 26 (1) $13.00 for existing shareholders, $13.50 for new shares offered to the public Source : S&P Global Market Intelligence; Company documents June 2013 Follow - On Offering #3 $21.9mm @ $13.50 per share ($6.91 per share split adjusted) Q1 2010 Reache d sustained p r ofitability September 2010 Follow- O n Offe r ing #1 $6 . 3 m m @ $12 . 50 per sh are ($6.40 per share split adjusted) 2010 2013 2015 2016 2017 201 2 2018 May / June 2016 Five for Four Stock Split June 2016 $25.0 mm 6% Subdebt February 2012 Follow- O n Offe r ing #2 $6 . 7m m @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)¹ October 2012 Completed acquisition of 1 st Common w e a lth Bank of Virginia in A r lington, VA April / May 2015 Five for Four Stock Split quoted on OTCQX October 2015 Formed FVCBankcorp Holding Company May 2018 Announced acquisition of Colombo Bank in Rockville, MD September 2018 Initial Public Offering $36.9mm @ $20.00 per share October 2018 Completed acquisition of Colombo Bank in Rockville, MD 20 07 November 20 07 FVCbank is established $23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks August 2017 Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted) September 2017 Five for Four Stock Split 2021 July 2021 Announced merger - of - equals with Blue Ridge Bankshares , Inc. August 2021 Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC